Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of The Coca-Cola Company (“Company”) on Form 10-Q for the period ended October 2, 2026 (“Report”), I, Henrique Braun, Chief Executive Officer of the Company and I, John Murphy, President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HENRIQUE BRAUN
Henrique Braun Chief Executive Officer of The Coca-Cola Company
October 28, 2026

/s/ JOHN MURPHY
John Murphy President and Chief Financial Officer of The Coca-Cola Company
October 28, 2026